UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-14703 (Commission File Number)	16-1268674 (I.R.S. Employer Identification No.)

52 South Broad Street, Norwich, New York 13815
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2021, NBT held its Annual Meeting of Shareholders (the “Annual Meeting”). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 15, 2021 (the “Proxy Statement”).

The proposals voted on by the shareholders at the Annual Meeting were as follows:

Proposal 1—NBT’s shareholders elected fourteen individuals to the Board of Directors (the “Board”) of NBT as set forth below:

Nominees	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
John H. Watt, Jr.	28,336,277	242,717	52,052	5,870,155
Martin A. Dietrich	28,013,461	557,341	60,244	5,870,155
Johanna R. Ames	28,389,536	208,532	32,978	5,870,155
J. David Brown	28,457,001	118,913	55,132	5,870,155
Patricia T. Civil	27,955,000	658,645	17,401	5,870,155
Timothy E. Delaney	27,990,909	595,019	45,118	5,870,155
James H. Douglas	26,721,804	1,879,284	29,958	5,870,155
Andrew S. Kowalczyk, III	28,366,717	232,847	31,482	5,870,155
John C. Mitchell	27,788,066	813,321	29,659	5,870,155
V. Daniel Robinson, II	27,985,330	614,614	31,102	5,870,155
Matthew J. Salanger	28,208,926	391,194	30,926	5,870,155
Joseph A. Santangelo	27,459,615	1,147,356	24,075	5,870,155
Lowell A. Seifter	28,378,939	198,408	53,699	5,870,155
Jack H. Webb	28,421,090	134,345	75,611	5,870,155

 Proposal 2—NBT’s shareholders approved, on a non-binding, advisory basis, the compensation of NBT’s named executive officers as disclosed in the Proxy Statement, as set forth below:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
27,783,151	707,436	140,459	5,870,155

Proposal 3—NBT’s shareholders ratified the appointment by the Board of KPMG LLP as the independent registered public accounting firm of NBT for the fiscal year ending December 31, 2021, as set forth below:

Votes For	Votes Against	Votes Abstain
34,093,943	362,563	44,695

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT BANCORP INC.

Date: May 26, 2021	By:	/s/ Annette L. Burns
Annette L. Burns
Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer